                                                                 EXHIBIT 10(nn)I


                    SIXTH AMENDMENT TO FORBEARANCE AGREEMENT

                                      AND

                              WITHDRAWAL AGREEMENT

         SIXTH AMENDMENT TO FORBEARANCE AGREEMENT AND WITHDRAWAL AGREEMENT dated as of December 31, 2001 by and among PORTLAND LOFTS ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP, a Delaware limited partnership ("HPP"), EAST BANK ANGEL JOINT VENTURE, an Oregon general partnership (the "Developer"), and JOSEPH W. ANGEL, personally.

                                    RECITALS

         A. HPP and the Developer are the general partners of the Partnership, pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 30, 1989 (the "Partnership Agreement"). Joseph W. Angel is a partner of the Developer.

         B. HPP and the Developer entered into a Forbearance Agreement, dated as of July 1, 1997, clarifying their understanding regarding certain provisions of the Partnership Agreement and amending the Partnership Agreement as set forth in the Forbearance Agreement.

         C. HPP and the Developer entered into the First Amendment to Forbearance Agreement, dated as of June 21, 2000, the Second Amendment to Forbearance Agreement, dated as of September 27, 2000, the Third Amendment to Forbearance Agreement, dated as of December 18, 2000, the Fourth Amendment to Forbearance Agreement, dated as of March 20, 2001, and the Fifth Amendment to Forbearance Agreement dated as of June 20, 2001, all amending the Forbearance Agreement.

         D. The parties hereto desire to amend the Forbearance Agreement again and to agree to additional terms which will result in the withdrawal of the Developer from the Partnership, as set forth below .

         E. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Partnership Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree to amend the Forbearance Agreement and effectuate the withdrawal of the Developer from the Partnership, which will be evidenced by the First Amendment to the Partnership Agreement, substantially in the form attached hereto as Exhibit A, as described herein.

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         1. The parties acknowledge and ratify the provisions of Section 5.12 of the Partnership Agreement, as amended by the Forbearance Agreement, subject to the changes described herein.

         2. Provided the Developer pays the Partnership the sum of $250,000.00 as a withdrawal fee (the "Withdrawal Fee") then HPP and the Partnership agree that they will forever forbear from exercising the Put Right. In furtherance of the foregoing, the Partnership will credit the Developer for the aggregate amount of loans extended by the Developer to the Partnership through and including December 31, 2001, that amount to be $215,408.39. Therefore, the net amount of cash due from the Developer to the Partnership to satisfy the Withdrawal Fee is $34,591.61.

         3. HPP further hereby rescinds its Put Notice dated September 14, 2001 in exchange for the Assignment by Developer of its Interest in the Partnership, which assignment shall be effective as of the date hereof, and shall be evidenced by a certain Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit B.

         4. In consideration of the foregoing, the Developer and Joseph W. Angel, personally, forgive any and all indebtedness HPP and/or Portland Lofts Associates Limited Partnership owes or may owe to them.

         5. In all other respects, the provisions of the Partnership Agreement, including, without limitation, Section 5.12 as modified by the Forbearance Agreement and herein, are hereby ratified and confirmed.

                                     - 2 -

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     HISTORIC PRESERVATION PROPERTIES
                                     1989 LIMITED PARTNERSHIP

                                     By:  Boston Historic Partners Limited
                                          Partnership, General Partner

                                          By:   Portfolio Advisory Services,
                                                Inc., General Partner

                                                By: /s/ Terrence P. Sullivan
                                                    --------------------------
                                                    Terrence P. Sullivan,
                                                    President

                                          and

                                          By: /s/ Terrence P. Sullivan
                                              -------------------------------
                                              Terrence P. Sullivan,
                                              General Partner

                                     EAST BANK ANGEL JOINT VENTURE

                                     By: /s/ Joseph W. Angel
                                         ------------------------------------
                                         Joseph W. Angel, Partner

                                     and

                                     By: PACIFIC STAR CORPORATION, Partner

                                     By: /s/ Joseph W. Angel
                                         ------------------------------------
                                         Joseph W. Angel, President


                                     /s/ Joseph W. Angel
                                     ----------------------------------------
                                     Joseph W. Angel, Personally


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                                     PORTLAND LOFTS ASSOCIATES LIMITED
                                     PARTNERSHIP

                                     By:   Historic Preservation Properties
                                           1989
                                           Limited Partnership,
                                           General Partner

                                           By: Boston Historic Partners
                                               Limited Partnership,
                                               General Partner

                                               By:  Portfolio Advisory
                                                    Services, Inc.,
                                                    General Partner


                                                    By: /s/ Terrence P. Sullivan
                                                        ------------------------
                                                        Terrence P. Sullivan,
                                                            President

                                               and

                                               By:  /s/ Terrence P. Sulliven
                                                    -------------------------
                                                    Terrence P. Sullivan,
                                                    General Partner

                                     By:   East Bank Angel Joint Venture


                                           By: /s/ Joseph W. Angel
                                               ------------------------------
                                               Joseph W. Angel, Partner

                                           and

                                           By:  Pacific Star Corporation,
                                                Partner

                                                By: /s/ Joseph W. Angel
                                                    -------------------------
                                                    Joseph W. Angel,
                                                    President



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